UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

        Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 10, 2012, we filed a Current Report on Form 8-K (the “Current Report”) disclosing that we entered into a joint venture and the purchase by the venture of a 208 unit multi-family residential property (the “Property”) located in North Charleston, South Carolina for a net purchase price of $21.5 million, of which $17.7 million was financed with mortgage debt.

We are filing this amendment to the Current Report to include under (i) Item 9.01(a), audited statements of revenues and certain expenses of the Property and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition of the Property.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.		Page

	(i)	Independent Auditors’ Report	1

	(ii)	Statements of Revenues and Certain Expenses for the year ended December 31, 2011 and the six months ended June 30, 2012	2

	(iii)	Notes to Statements of Revenues and Certain Expenses	3

(b)	Unaudited Pro Forma Consolidated Financial Statements.

	(i)	Pro Forma Consolidated Balance Sheet as of June 30, 2012

	(ii)	Pro Forma consolidated Statements of Income:	5
		For the nine months ended June 30, 2012
		For the year ended September 30, 2011

	(iii)	Notes to Pro Forma Consolidated Financial Statements	8

(c)	Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of BDO USA, LLP dated November 27, 2012

Independent Auditors’ Report

To the Board of Trustees and Stockholders of
BRT Realty Trust and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of 8439 Dorchester Road (“Silvana Oaks Apartments”) for the year ended December 31, 2011.  The statement of revenues and certain expenses is the responsibility of the BRT Realty Trust’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Silvana Oaks Apartments’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K/A of BRT Realty Trust.  As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of Silvana Oaks Apartments are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Silvana Oaks Apartments’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Silvana Oaks Apartments for the year ended December 31, 2011, on the basis of accounting described in Note 2.

/s/BDO USA, LLP

New York, New York
November 27, 2012

8439 Dorchester Road
Statements of Revenues and Certain Expenses

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Revenues:
Rental and other income	$1,160,000	$2,238,000

Certain Expenses:
Real estate taxes	146,000	198,000
Management fees	46,000	90,000
Utilities	61,000	116,000
Payroll	89,000	179,000
Other real estate operating expenses	90,000	260,000
Total certain expenses	432,000	843,000

Revenues in excess of certain expenses	$728,000	$1,395,000

See Independent Auditors report and accompanying notes.

8439 Dorchester Road
Notes to Statements of Revenues and Certain Expenses

1.  Organization

8439 Dorchester Road (“Silvana Oaks Apartments”) is a 208 unit multi-family garden apartment complex located in North Charleston, South Carolina.

BRT Realty Trust and subsidiaries (collectively, the “Trust”) is a real estate investment trust. The Trust originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate properties and participates as an equity investor in joint ventures which acquire multi-family residential or other real estate assets.

On October 4, 2012, a consolidated joint venture comprised of TRB Silvana LLC, the Trust’s  wholly owned subsidiary and an unaffiliated joint venture partner, acquired Silvana Oaks Apartments for a net purchase price of $21.5 million, including $17.7 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Silvana Oaks Apartments have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K/A.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

In assessing Silvana Oak Apartments, the Trust considered the sources of revenue including, but not limited to, competitive factors present in the local market for residential rentals, the demographics of the area, the overall credit quality of the tenants and the local economic conditions and outlook.  We also considered Silvana Oaks Apartments' expenses including, but not limited to, utility costs, tax rates and maintenance expenses.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis.  Generally leases are for a one year term and have no renewal options.

Income Taxes

Silvana Oaks Apartments was organized as a limited liability company and is not directly subject to federal and state income taxes.

BRT REALTY TRUST
Pro Forma Consolidated Financial Statements
(Unaudited)

On October 4, 2012, a consolidated joint venture composed of TRB Silvana LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Silvana Oaks Apartments, a 208 unit, multi-family garden apartment complex located in North Charleston, South Carolina.  The net purchase price was $21.5 million and included $17.7 million of mortgage debt.

On June 20, 2012, a consolidated joint venture comprised of TRB Schilling LLC, a wholly owned subsidiary of the Trust and an unaffiliated joint venture partner, acquired Madison at Schilling Farms, a 325-unit, multi-family garden apartment complex located in Collierville, Tennessee.  The net purchase price was $32.1 million and included $25.7 million of mortgage debt.

On March 22, 2012, a consolidated joint venture comprised of TRB Union Palm, LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Union Square, a 542-unit, multi-family garden apartment complex located in Palm Beach Gardens, Florida.  The net purchase price was $59.4 million and included $45.2 million of mortgage debt.

The following unaudited pro forma consolidated balance sheet of the Trust as of June 30, 2012, has been prepared as if the acquisitions had been completed on June 30, 2012.  The unaudited pro forma consolidated statements of income for the year ended September 30, 2011 are presented as if the acquisitions had been completed on October 1, 2010. The unaudited pro forma consolidated statements of income for the nine months ended June 30, 2012 are presented as if the acquisition had been completed on October 1, 2011.

The pro forma statement of income for the nine months ended June 30, 2012 has been adjusted to reflect the income and expense items of Union Square that have been reported in the Trust historical column as the property was purchased in March 2012.

These pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with (a) the Trust’s 2011 Annual Report on Form 10-K and (b) the Trust’s Quarterly Report on Form 10-Q for the nine months ended June 30, 2012.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2010, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - CONSOLIDATED BALANCE SHEET
As of June 30, 2012 (Unaudited)
(Amounts in thousands, except per share data)

	The Trust Historical	Purchase of Silvana Oaks Apartments	The Trust Pro Forma As Adjusted
ASSETS

Real estate loans, all earning interest	$65,780	-	$65,780
Deferred fee income	(927)	-	(927)
	64,853	-	64,853
Real estate properties, net of accumulated depreciation of $3,940	166,786	$21,500	188,286
Investment in unconsolidated ventures	3,914	-	3,914
Cash and cash equivalents	42,969	(4,160)	38,809
Restricted cash – construction holdbacks	30,276	-	30,276
Available-for-sale securities at market	1,849	-	1,849
Deferred costs	9,055	233	9,288
Other assets	10,051	948	10,999
Total Assets	$329,753	$18,521	$348,274

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$125,702	$17,716	$143,418
Junior subordinated notes	37,400	-	37,400
Accounts payable and accrued liabilities	2,868	315	3,183
Deposits payable	2,724	-	2,724
Deferred income	16,080	-	16,080
Total Liabilities	184,774	18,031	202,805

Commitments and contingencies	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
Authorized 10,000 shares, none issued	-	-	-
Shares of beneficial interest, $3 par value:
Authorized number of shares, unlimited, 13,924 issued	41,772	-	41,772
Additional paid-in capital	167,227	-	167,227
Accumulated other comprehensive income—net unrealized gain on available-for-sale securities	436	-	436
Accumulated deficit	(74,311)	-	(74,311)
Cost of 451 treasury shares of beneficial interest	(3,505)	-	(3,505)
Total BRT Realty Trust shareholders’ equity	131,619		131,619
Non-controlling interests	13,360	490	13,850
Total Equity	144,979	490	145,469
Total Liabilities and Equity	$329,753	$18,521	$348,274

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - CONSOLIDATED STATEMENT OF INCOME
For the Nine Months Ended June 30, 2012
(Unaudited)
(Amounts in thousands, except share data)

	The Trust Historical	Purchase of Union Square and Madison at Shilling Farms		Purchase of Silvana Oaks Apartments		The Trust Pro Forma As Adjusted

Revenues:
Interest on real estate loans	$5,628	-		-		$5,628
Loan fee income	1,388	-		-		1,388
Rental revenue from real estate properties	4,455	$8,960		$1,841		15,256
Recovery of previously provided allowances	19	-		-		19
Other, primarily investment income	906	-		-		906
Total revenues	12,396	8,960		1,841		23,197
Expenses:
Interest on borrowed funds	2,758	2,349	(a)	523	(e)	5,630
Advisor’s fees, related party	777	361	(b)	76	(b)	1,214
Property acquisition costs	2,264	-		-		2,264
General and administrative—including $481 to related party	5,414	-		-		5,414
Operating expenses relating to real estate properties	3,478	3,897		746		8,121
Amortization and depreciation	1,441	2,054	(c)	497	(c)	3,992
Total expenses	16,132	8,661		1,842		26,635
Total revenues less total expenses	(3,736)	299		(1)		(3,438)
Equity in loss of unconsolidated ventures	(95)	-		-		(95)
Gain on sale of available-for-sale securities	420	-		-		420
Gain on sale of loan	3,192	-		-		3,192
Income (loss) from continuing operations	(219)	299		(1)		79

Discontinued operations:
Gain on sale of real estate assets	792	-		-		792
Net income	573	299		(1)		871
Plus: net loss (income) attributable to non controlling interests	2,131	(132	)(d)	(8	)(f)	1,991
Net income attributable to common shareholders	$2,704	$167		$(9)		$2,862

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.13	$.02		$-		$.15
Discontinued operations	.06	-		-		.06
Basic and diluted income per share	$.19	$.02		$-		$.21

Amounts attributable to BRT Realty Trust:
Income from continuing operations	$1,912	$167		$(9)		$2,070
Discontinued operations	792	-		-		792
Net income	$2,704	$167		$(9)		$2,862

Weighted average number of common shares outstanding:
Basic and diluted	14,029,364	14,029,364		14,029,364		14,029,364

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2011
(Dollars in thousands, except share data)

	The Trust Historical (Audited)	Purchase of Union Square and Madison at Schilling Farms (Unaudited)		Purchase of Silvana Oaks Apartments (Unaudited)		The Trust Pro Forma as Adjusted
Revenues:
Interest on real estate loans an purchase money mortgage	$8,500	-		-			$8,500
Loan fee income	1,828	-		-			1,828
Rental revenue from real estate properties	3,456	$10,307		$2,455			16,218
Recovery of previously provided allowances	3,595	-		-			3,595
Other, primarily investment income	502	-		-			502
Total revenues	17,881	10,307		2,455			30,643
Expenses:
Interest on borrowed funds	2,112	2,725	(a)	697	(e)		5,534
Advisor’s fees, related party	916	549	(b)	118	(b)		1,583
Foreclosure related professional fees	579	-					579
General and administrative—including $847 to related party	6,149	-					6,149
Operating expenses relating to real estate properties	3,340	4,626		995			8,961
Amortization and depreciation	738	2,764	(c)	663	(c)		4,165
Total expenses	13,834	10,664		2,473			26,971
Total revenues less total expenses	4,047	(357)		(18)			3,672
Equity in earnings of unconsolidated ventures	350	-		-			350
Gain on sale of available-for-sale securities	1,319	-		-			1,319
Loss on extinguishment of debt	(2,138)	-		-			(2,138)
Income (loss) from continuing operations	3,578	(357)		(18)			3,203

Discontinued operations:
Gain on sale of real estate assets	1,346	-		-			1,346
Net income (loss)	4,924	(357)		(18)			4,549
Plus: net loss (income) attributable to non controlling interests	1,450	(38	)(d)	(10	)(f)		1,402
Net income (loss) attributable to common shareholders	$6,374	$(395)		$(28)			$5,951

Basic and diluted per share amounts attributable to common shareholders:
Income (loss) from continuing operations	$.35	$(.03)		$-		$	. 32
Discontinued operations	.10	-		-			.10
Basic and diluted income (loss) per share	$.45	$(.03)		$-			$.42

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$5,028	$(395)		$(28)			$4,605
Discontinued operations	1,346	-		-			1,346
Net income (loss)	$6,374	$(395)		$(28)			$5,951

Weighted average number of common shares outstanding:
Basic and diluted	14,041,509	14,041,509		14,041,509			14,041,509

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption Equity in Earnings (Losses) of Unconsolidated Ventures.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

In March 2012, the Trust, entered into a joint venture, and the joint venture acquired 4205 Union Square Blvd. (“Union Square”) for $59.4 million, funded with cash and a mortgage loan in the amount of $45.2 million.

In June 2012 the Trust, entered into a joint venture, and the joint venture acquired 160 Madison Farms Lane (“Madison at Schilling Farms”) for $32.1 million, funded with cash and a mortgage loan in the amount of $25.7 million.

In October 2012, the Trust entered into a joint venture and the venture acquired 8439 Dorchester Road (“Silvana Oaks Apartments”) for $21.5 million, funded with cash and mortgage debt of $17.7 million.

2.	Notes to the pro forma consolidated statements of income for both the nine months ended June 30, 2012 and the year ended September 30, 2011.

a)
To reflect the interest expense resulting from the mortgages securing Union Square and Madison at Schilling Farms properties.  Interest expense is calculated using an interest rate of 3.72% and 3.91%, respectively, and also includes amortization of loan related fees.

b)	To reflect the advisory fee to be paid by the Trust pursuant the Amended and Restated Advisory Agreement, as amended.

c)	To reflect depreciation on the estimated useful life of 30 years of the building and the estimated useful life of 10 years for the furniture and fixtures.

d)	To reflect the non-controlling interest share of income from these properties for its 20% equity interest in these joint ventures.

e)
To reflect the interest expense resulting from the mortgage that is securing Silvana Oaks Apartments.  Interest expense is calculated using an interest rate of 3.79% and also includes amortization of loan fees.

f)	To reflect the non-controlling interest share of income from the property for its 10% equity interest in the joint venture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

November 27, 2012 Great Neck, NY	By: /s/ George Zweier George Zweier Vice President and Chief Financial Officer